Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1853

                   Emerging Markets Dividend Portfolio 2018-1

                          Supplement to the Prospectus

As a result of a previously announced corporate action, Advanced Semiconductor Engineering, Inc. and Siliconware Precision Industries Co. Ltd. merged to form ASE Industrial Holding Co. Ltd. ("ASE"). On April 18, 2018, each share of Advanced Semiconductor Engineering, Inc. (ADR) held by your Portfolio will be replaced with 1.25 shares of the securities representing ownership in ASE.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of the securities representing ownership in ASE.

Supplement Dated: April 23, 2018